UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN GLOBAL RISK

ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J ..Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Risk Allocation Fund

(formerly Balanced Shares)

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Risk Allocation Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013.

Investment Objectives and Policies

Effective October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares to AllianceBernstein Global Risk Allocation Fund, eliminated its non-fundamental policies that the Fund’s investments will normally consist of about 60% in stocks and about 40% in fixed-income securities and that fixed-income securities will not normally exceed 60% of the Fund’s investments, and made certain material changes to its investment strategy, including implementation of the tail risk parity strategy described herein. In addition, the Fund’s portfolio management team was changed. The performance information shown is primarily for periods prior to implementation of these changes and may not be representative of performance the Fund will achieve under its current policies.

Under the new investment policies and strategy, the Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities (including Treasury Inflation Protected Securities).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	1

maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”).

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the

Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, its current composite benchmark (the “Current Composite”), a 60%/40% blend of the MSCI World Index/Barclays Global Aggregate Bond Index, respectively, and its prior composite benchmark (the “Prior Composite”) a 60%/40% blend of the

2	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Russell 1000 Value Index and the Barclays U.S. Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2013. Also included in the table are the individual performance of each of the indices, and returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

All class shares of the Fund underperformed the primary and composite benchmarks for the six- and 12-month periods, while outperforming the bond benchmark.

On October 8, 2012 the Fund transitioned its investment strategy to a risk-balanced approach that invests globally in “growth”, “safety” and “inflation-linked” asset classes. For the six-month period, the Fund’s growth allocation, which includes equities and credit, was the main source of performance. Equities in particular benefited from the risk seeking environment that characterized the first quarter of 2013. Credit also added to performance as investors took comfort in historically low defaults rates and added yield to the Fund. The Fund’s allocation to global inflation-linked bonds detracted from performance. U.S. and Canada linkers were among the worst performers as inflation prints came in below forecast and inflation expectations subsided. The Fund’s global sovereign fixed income allocation (“safety”) detracted from performance as interest rates rose during the period.

At the end of the reporting period, the Fund held 32% Inflation-Linked Bonds, 65% Fixed Income and 33% Equities.

Derivatives used included futures and credit default swaps, for investment purposes, which contributed to returns for both periods; forwards, for hedging and investment purposes, which contributed to returns for both periods; interest rate swaps, for investment purposes, which detracted from returns for both periods; and purchased and written options for investment purposes, which had an immaterial impact on returns.

Market Review and Investment Strategy

For the semi-annual period, the proprietary implied expected tail loss (minimizing exposure to material downside “tail” events) measures indicated that growth-sensitive asset classes such as equities and credit exhibited decreased downside risk; therefore, the Fund’s allocation to growth assets was increased. Moreover, the Fund’s credit allocation benefited from exposure to preferred real estate investment trusts, which along with high yield and investment grade credit, posted gains as the liquidity driven rally was supported by central bank action and better U.S. growth prospects.

Within the safety securities allocation, a globally diversified portfolio of interest rate securities performed well as interest rates across most countries fell in response to weak economic performance and central bank action to stimulate future growth. The U.S. fixed

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	3

income market was the lone detractor, as stronger-than-expected economic performance prompted investors to sell Treasuries and purchase equities and other risk assets. However, optimism faded in May as growing expectations that the U.S. Federal Reserve could begin to unwind its quantitative easing program (“QE”) at the end of 2013, led to a sharp increase in interest rates, which in turn, resulted in losses within this portion of the Fund.

The Fund’s inflation-linked exposure posted losses over the period. Weak economic performance in most countries and declining inflation expectations around the world resulted in lower breakeven inflation rates. In addition, real yields increased materially, as did nominal interest rates, when the U.S. Federal Reserve hinted at a possible tapering of QE programs. This combination is a perfect storm for inflation-linked bonds, resulting in massive underperformance for this sector of the bond market.

4	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index, the Russell 1000® Value Index, the Barclays Global Aggregate Bond Index and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Risk Allocation Fund*
Class A	0.57%	11.66%

Class B**	0.23%	10.88%

Class C	0.26%	10.91%

Advisor Class†	0.73%	12.04%

Class R†	0.49%	11.39%

Class K†	0.65%	11.77%

Class I†	0.84%	12.21%

Primary Benchmark: MSCI World Index	13.26%	27.77%

Current Composite: 60% MSCI World Index/40% Barclays Global Aggregate Bond Index	6.08%	15.71%

Barclays Global Aggregate Bond Index	-4.00%	-0.54%

Russell 1000 Value Index	19.35%	32.71%

Prior Composite: 60% Russell 1000 Value Index/40% Barclays U.S. Aggregate Bond Index	10.84%	19.12%

Barclays U.S. Aggregate Bond Index	-1.05%	0.91%

Lipper Mixed-Asset Target Allocation Growth Funds Average	10.08%	19.06%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended May 31, 2013, by 0.08%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	11.66%	6.94%
5 Years	4.27%	3.37%
10 Years	5.60%	5.14%

Class B Shares
1 Year	10.88%	6.88%
5 Years	3.48%	3.48%
10 Years(a)	4.97%	4.97%

Class C Shares
1 Year	10.91%	9.91%
5 Years	3.53%	3.53%
10 Years	4.84%	4.84%

Advisor Class Shares†
1 Year	12.04%	12.04%
5 Years	4.57%	4.57%
10 Years	5.91%	5.91%

Class R Shares†
1 Year	11.39%	11.39%
5 Years	4.00%	4.00%
Since Inception*	5.04%	5.04%

Class K Shares†
1 Year	11.77%	11.77%
5 years	4.32%	4.32%
Since Inception*	4.18%	4.18%

Class I Shares†
1 Year	12.21%	12.21%
5 Years	4.76%	4.76%
Since Inception*	4.59%	4.59%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.09%, 1.85%, 1.82%, 0.79%, 1.38%, 1.07% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.15%
5 Years	4.04%
10 Years	4.70%

Class B Shares
1 Year	0.00%
5 Years	4.17%
10 Years(a)	4.54%

Class C Shares
1 Year	2.87%
5 Years	4.20%
10 Years	4.39%

Advisor Class Shares†
1 Year	4.89%
5 Years	5.26%
10 Years	5.47%

Class R Shares†
1 Year	4.23%
5 Years	4.67%
Since Inception*	4.59%

Class K Shares†
1 Year	4.61%
5 years	4.99%
Since Inception*	3.68%

Class I Shares†
1 Year	5.05%
5 Years	5.43%
Since Inception*	4.08%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.70	$5.75	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000	$1,002.30	$9.39	1.88%
Hypothetical**	$1,000	$1,015.56	$9.45	1.88%
Class C
Actual	$1,000	$1,002.60	$9.29	1.86%
Hypothetical**	$1,000	$1,015.66	$9.35	1.86%
Advisor Class
Actual	$1,000	$1,007.30	$4.30	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class R
Actual	$1,000	$1,004.90	$7.10	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
Class K
Actual	$1,000	$1,006.50	$5.55	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class I
Actual	$1,000	$1,008.40	$3.20	0.64%
Hypothetical**	$1,000	$1,021.74	$3.23	0.64%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $501.0

*	All data are as of May 31, 2013. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Austria, Belgium, Brazil, China, Denmark, Finland, Greece, Hong Kong, Ireland, Israel, Kazakhstan, Macau, Malaysia, Netherlands, Portugal, Singapore, South Africa and Spain.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sweden Government Bond	$42,906,074	8.6%
Deutsche Bundesrepublik Inflation Linked Bond	40,265,995	8.0
U.S. Treasury Inflation Index	38,814,679	7.7
France Government Bond OAT	29,526,791	5.9
Norway Government Bond	24,194,570	4.8
Australia Government Bond	22,602,802	4.5
New Zealand Government Bond	22,394,297	4.5
Canadian Government Bond	21,128,044	4.2
Italy Buoni Poliennali Del Tesoro	18,058,874	3.6
Japanese Government CPI Linked Bond	12,780,585	2.6
	$272,672,711	54.4%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES – 38.3%
Canada – 4.2%
Canadian Government Bond 3.00%, 12/01/36	CAD	6,438	$9,444,028
4.00%, 12/01/31		7,484	11,684,016

			21,128,044

France – 5.9%
France Government Bond OAT Series OATI 2.10%, 7/25/23	EUR	19,151	29,526,791

Germany – 8.0%
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 4/15/16		4,880	6,746,625
1.75%, 4/15/20		22,207	33,519,370

			40,265,995

Italy – 3.6%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21		14,274	18,058,874

Japan – 2.6%
Japanese Government CPI Linked Bond Series 4 0.50%, 6/10/15	JPY	600,600	6,205,991
Series 7 0.80%, 3/10/16		621,250	6,574,594

			12,780,585

Sweden – 4.0%
Sweden Government Bond Series 3105 3.50%, 12/01/15	SEK	100,000	20,168,797

Turkey – 2.3%
Turkey Government Bond 3.00%, 2/23/22	TRY	9,274	5,633,683
4.50%, 2/11/15		10,139	5,750,573

			11,384,256

United States – 7.7%
U.S. Treasury Inflation Index 0.125%, 7/15/22 (TIPS)	U.S.$	10,400	10,712,965
0.625%, 7/15/21(TIPS)(a)		10,983	11,899,720
1.125%, 1/15/21 (TIPS)		8,970	10,040,123
1.25%, 7/15/20 (TIPS)		5,438	6,161,871

			38,814,679

Total Inflation-Linked Securities (cost $194,469,152)			192,128,021

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS – TREASURIES – 18.4%
Australia – 4.5%
Australia Government Bond Series 124 5.75%, 5/15/21	AUD	20,085	$22,602,802

New Zealand – 4.5%
New Zealand Government Bond Series 521 6.00%, 5/15/21	NZD	23,880	22,394,297

Norway – 4.8%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	125,510	24,194,570

Sweden – 4.6%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	132,275	22,737,277

Total Governments – Treasuries (cost $96,418,952)			91,928,946

Company		Shares
COMMON STOCKS – 11.1%
Financials – 2.3%
Capital Markets – 0.2%
Bank of New York Mellon Corp. (The)		3,600	108,216
BlackRock, Inc. – Class A		500	139,600
Charles Schwab Corp. (The)		4,900	97,314
Daiwa Securities Group, Inc.		5,000	40,899
Deutsche Bank AG (REG)		1,890	87,813
Franklin Resources, Inc.		700	108,367
Goldman Sachs Group, Inc. (The)		900	145,872
Macquarie Group Ltd.		1,080	44,039
Morgan Stanley		4,800	124,320
Nomura Holdings, Inc.		7,200	54,593
State Street Corp.		2,100	138,978
UBS AG(b)		12,140	213,008

			1,303,019

Commercial Banks – 0.9%
Australia & New Zealand Banking Group Ltd.		5,280	137,730
Banco Bilbao Vizcaya Argentaria SA		10,600	99,351
Banco Espirito Santo SA(b)		3,960	3,918
Banco Santander SA		19,400	138,753
Bank Leumi Le-Israel BM(b)		5,800	20,247
Bank of Montreal		1,300	76,953
Bank of Nova Scotia		2,200	125,284
Bank of Yokohama Ltd. (The)		5,000	24,506

14	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Barclays PLC	30,630	$146,722
BB&T Corp.	2,800	92,176
BNP Paribas SA	1,900	111,187
BOC Hong Kong Holdings Ltd.	7,500	25,027
CaixaBank	8,480	30,526
Canadian Imperial Bank of Commerce	800	60,458
Chiba Bank Ltd. (The)	4,000	24,890
Commonwealth Bank of Australia	3,140	199,490
Credit Agricole SA(b)	7,190	67,413
Danske Bank A/S(b)	1,460	28,643
DBS Group Holdings Ltd.	4,000	54,158
DnB ASA	2,350	38,002
Erste Group Bank AG	430	13,811
Hang Seng Bank Ltd.	1,500	24,076
HSBC Holdings PLC	35,770	392,434
Intesa Sanpaolo SpA	20,450	38,151
KBC Groep NV	510	20,217
Lloyds Banking Group PLC(b)	177,660	165,124
Mitsubishi UFJ Financial Group, Inc.	25,100	145,668
Mizuho Financial Group, Inc.	45,000	85,676
National Australia Bank Ltd.	4,410	121,323
Natixis	9,720	45,826
Nordea Bank AB	5,190	63,764
Oversea-Chinese Banking Corp., Ltd.	5,000	40,731
PNC Financial Services Group, Inc.	1,500	107,460
Raiffeisen Bank International AG	230	7,799
Resona Holdings, Inc.	5,000	22,428
Royal Bank of Canada	2,800	166,177
Royal Bank of Scotland Group PLC(b)	22,530	113,768
Shizuoka Bank Ltd. (The)	2,000	20,763
Skandinaviska Enskilda Banken AB	3,110	32,374
Societe Generale SA	1,710	68,198
Standard Chartered PLC	5,030	116,467
Sumitomo Mitsui Financial Group, Inc.	2,600	102,647
Sumitomo Mitsui Trust Holdings, Inc.	8,000	32,776
Svenska Handelsbanken AB	970	41,694
Swedbank AB	1,620	38,579
Toronto-Dominion Bank (The)	1,800	145,823
UniCredit SpA	7,980	44,785
United Overseas Bank Ltd.	3,000	50,670
US Bancorp/MN	3,700	129,722
Wells Fargo & Co.	10,100	409,555
Westpac Banking Corp.	6,020	162,245

		4,476,165

Consumer Finance – 0.1%
American Express Co.	2,000	151,420
Capital One Financial Corp.	1,500	91,395
Discover Financial Services	2,200	104,302

		347,117

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.3%
Bank of America Corp.	21,200	$289,592
Citigroup, Inc.	5,800	301,542
CME Group, Inc./IL – Class A	1,500	101,895
Exor SpA	1,050	33,276
Groupe Bruxelles Lambert SA	250	19,756
Hong Kong Exchanges and Clearing Ltd.	2,000	33,481
ING Groep NV(b)	7,540	70,308
Investment AB Kinnevik	650	17,233
Investor AB	1,180	33,874
JPMorgan Chase & Co.	7,600	414,884
McGraw Hill Financial Inc	800	43,640
ORIX Corp.	2,100	27,850

		1,387,331

Insurance – 0.5%
ACE Ltd.	1,100	98,648
Aegon NV	5,200	35,479
Aflac, Inc.	1,800	100,242
Ageas	300	10,999
AIA Group Ltd.	20,000	88,420
Allianz SE	900	139,020
Allstate Corp. (The)	2,100	101,304
American International Group, Inc.(b)	2,400	106,704
AMP Ltd.	13,880	68,066
AON PLC	1,700	108,239
Assicurazioni Generali SpA	2,300	42,794
Berkshire Hathaway, Inc.(b)	1,800	205,326
Chubb Corp. (The)	1,100	95,810
CNP Assurances	397	5,994
Great-West Lifeco, Inc.	2,300	64,291
Manulife Financial Corp.	4,200	66,519
Mapfre SA	11,150	40,064
Marsh & McLennan Cos., Inc.	2,600	104,052
MetLife, Inc.	2,600	114,946
MS&AD Insurance Group Holdings	1,200	29,433
Muenchener Rueckversicherungs AG	520	96,993
NKSJ Holdings, Inc.	1,000	22,339
Power Financial Corp.	2,100	63,157
Prudential Financial, Inc.	1,500	103,455
Prudential PLC	8,680	146,007
QBE Insurance Group Ltd.	4,590	69,552
Sampo Oyj	830	33,640
Sony Financial Holdings, Inc.	1,272	18,647
Sun Life Financial, Inc.	1,700	49,782
Suncorp Group Ltd.	6,670	78,975
T&D Holdings, Inc.	2,050	24,783
Tokio Marine Holdings, Inc.	1,400	40,309
Travelers Cos., Inc. (The)	1,300	108,836

16	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Vienna Insurance Group AG Wiener Versicherung Gruppe	110	$5,367
Zurich Insurance Group AG(b)	500	132,233

		2,620,425

Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	1,200	93,408
Equity Residential	800	45,240
General Growth Properties, Inc.	4,500	92,385
HCP, Inc.	2,000	94,760
Japan Real Estate Investment Corp.	2	19,692
Link REIT (The)	4,500	23,151
Nippon Building Fund, Inc.	2	20,568
Public Storage	700	106,260
Simon Property Group, Inc.	600	99,864
Unibail-Rodamco SE	260	63,877
Ventas, Inc.	1,400	99,918
Westfield Group	6,080	66,735

		825,858

Real Estate Management & Development – 0.1%
Brookfield Asset Management, Inc.	1,500	52,896
CapitaLand Ltd.	7,000	19,045
CapitaMalls Asia Ltd.	6,000	9,071
Cheung Kong Holdings Ltd.	3,000	42,249
City Developments Ltd.	2,000	16,967
Daito Trust Construction Co., Ltd.	200	18,614
Daiwa House Industry Co., Ltd.	2,000	37,796
Global Logistic Properties Ltd.	9,000	19,905
Hang Lung Properties Ltd.	7,000	24,469
Henderson Land Development Co., Ltd.	3,000	21,027
Mitsubishi Estate Co., Ltd.	2,000	49,274
Mitsui Fudosan Co., Ltd.	2,000	55,177
New World Development Co., Ltd.	14,000	22,189
Sino Land Co., Ltd.	12,000	17,845
Sumitomo Realty & Development Co., Ltd.	1,000	38,244
Sun Hung Kai Properties Ltd.	3,000	39,814
Swire Pacific Ltd.	2,000	25,323
Swire Properties Ltd.	4,000	12,434
Wharf Holdings Ltd.	3,000	26,642

		548,981

		11,508,896

Information Technology – 1.3%
Communications Equipment – 0.1%
Cisco Systems, Inc.	10,700	257,656
Motorola Solutions, Inc.	1,700	98,532
Nokia Oyj	7,380	24,688
QUALCOMM, Inc.	3,400	215,832
Telefonaktiebolaget LM Ericsson – Class B	5,930	69,659

		666,367

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 0.3%
Apple, Inc.	1,900	$854,392
Dell, Inc.	9,100	121,485
EMC Corp./MA(b)	4,100	101,516
Fujitsu Ltd.	6,000	24,838
Hewlett-Packard Co.	6,100	148,962
Toshiba Corp.	8,000	37,638

		1,288,831

Electronic Equipment, Instruments & Components – 0.1%
Corning, Inc.	6,500	99,905
Fujifilm Holdings Corp.	1,300	26,828
Hexagon AB	590	17,115
Hitachi Ltd.	9,000	60,578
Hoya Corp.	1,100	22,091
Keyence Corp.	100	30,515
Kyocera Corp.	300	29,251
Murata Manufacturing Co., Ltd.	400	30,230
TDK Corp.	500	18,932
TE Connectivity Ltd.	2,400	106,536

		441,981

Internet Software & Services – 0.2%
Dena Co., Ltd.	318	6,705
eBay, Inc.(b)	2,300	124,430
Facebook, Inc.(b)	3,750	91,313
Google, Inc. – Class A(b)	500	435,205
LinkedIn Corp.(b)	500	83,765
Yahoo! Japan Corp.	58	26,277
Yahoo!, Inc.(b)	5,600	147,280

		914,975

IT Services – 0.2%
Accenture PLC	1,300	106,743
Amadeus IT Holding SA	1,260	38,456
Automatic Data Processing, Inc.	1,500	103,080
CGI Group, Inc.(b)	1,000	30,615
Cognizant Technology Solutions Corp. – Class A(b)	1,300	84,045
International Business Machines Corp.	2,200	457,644
Mastercard, Inc. – Class A	200	114,050
NTT Data Corp.	7	23,513
Visa, Inc. – Class A	1,000	178,140

		1,136,286

Office Electronics – 0.0%
Canon, Inc.	2,200	75,170
Ricoh Co., Ltd.	2,000	23,220

		98,390

18	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.1%
ARM Holdings PLC	4,860	$71,180
ASM Pacific Technology Ltd.	1,000	12,004
ASML Holding NV	639	52,885
Broadcom Corp. – Class A	2,600	93,366
Infineon Technologies AG	6,350	54,031
Intel Corp.	9,900	240,372
Mellanox Technologies Ltd.(b)	110	6,076
Texas Instruments, Inc.	3,100	111,259
Tokyo Electron Ltd.	500	24,594

		665,767

Software – 0.3%
Adobe Systems, Inc.(b)	2,800	120,148
Dassault Systemes SA	540	67,685
Intuit, Inc.	1,500	87,660
Microsoft Corp.	15,100	526,688
Nexon Co., Ltd.	1,700	18,010
Nintendo Co., Ltd.	200	19,751
Oracle Corp.	8,000	270,080
Oracle Corp. Japan	500	19,655
Salesforce.com, Inc.(b)	2,400	101,592
SAP AG	1,810	135,457
VMware, Inc. – Class A(b)	1,000	71,120

		1,437,846

		6,650,443

Consumer Discretionary – 1.3%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	800	28,921
Bridgestone Corp.	1,300	42,198
Cie Generale des Etablissements Michelin – Class B	660	57,598
Denso Corp.	1,000	41,316
Johnson Controls, Inc.	3,400	127,024
Magna International, Inc. (Toronto) – Class A	900	60,020
Nokian Renkaat OYJ	310	12,923
Toyota Industries Corp.	800	31,220

		401,220

Automobiles – 0.3%
Bayerische Motoren Werke AG	1,080	102,490
Daihatsu Motor Co., Ltd.	1,000	21,212
Daimler AG	1,790	113,690
Ford Motor Co.	8,600	134,848
Fuji Heavy Industries Ltd.	3,000	67,571
General Motors Co.(b)	3,600	122,004
Honda Motor Co., Ltd.	3,200	118,799
Isuzu Motors Ltd.	4,000	29,696
Mazda Motor Corp.(b)	4,000	15,388

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Nissan Motor Co., Ltd.	4,900	$52,915
Suzuki Motor Corp.	1,000	24,329
Toyota Motor Corp.	5,400	315,140
Volkswagen AG	490	103,805
Volkswagen AG (Preference Shares)	250	54,295

		1,276,182

Distributors – 0.0%
Li & Fung Ltd.	8,000	11,123

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	2,300	76,130
Compass Group PLC	10,950	143,598
Crown Ltd.	3,390	41,368
Galaxy Entertainment Group Ltd.(b)	7,000	36,337
Genting Singapore PLC	19,000	21,732
Las Vegas Sands Corp.	1,900	110,010
McDonald’s Corp.	2,000	193,140
OPAP SA	430	3,556
Oriental Land Co., Ltd./Japan	200	27,270
Sands China Ltd.	6,000	31,695
SKYCITY Entertainment Group Ltd.	1,230	4,081
Starbucks Corp.	1,800	113,526
Wynn Macau Ltd.	8,000	23,525
Yum! Brands, Inc.	1,300	88,075

		914,043

Household Durables – 0.0%
Electrolux AB	780	21,006
Panasonic Corp.(b)	4,300	32,771
Sekisui House Ltd.	2,000	25,928
Sony Corp.	2,000	39,545

		119,250

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(b)	700	188,321
priceline.com, Inc.(b)	100	80,393
Rakuten, Inc.	2,299	25,614

		294,328

Leisure Equipment & Products – 0.0%
Nikon Corp.	900	23,619
Shimano, Inc.	300	23,104

		46,723

Media – 0.3%
British Sky Broadcasting Group PLC	8,000	94,588
CBS Corp. – Class B	2,600	128,700
Comcast Corp.	2,500	97,000
Comcast Corp. – Class A	4,200	168,630
Dentsu, Inc.	900	27,219
DIRECTV(b)	1,700	103,921

20	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

DISH Network Corp. – Class A	1,200	$46,248
Liberty Global, Inc.(b)(c)	1,400	103,180
News Corp. – Class A	3,500	112,385
News Corp. – Class B	3,500	112,840
Reed Elsevier NV	2,210	36,215
Singapore Press Holdings Ltd.	3,000	10,121
Sirius XM Radio, Inc.	20,100	69,948
Thomson Reuters Corp.	1,800	59,899
Time Warner Cable, Inc. – Class A	900	85,959
Time Warner, Inc.	2,000	116,740
Viacom, Inc. – Class B	1,600	105,424
Walt Disney Co. (The)	3,300	208,164
WPP PLC	4,410	75,076

		1,762,257

Multiline Retail – 0.1%
Dollar General Corp.(b)	1,900	100,320
Kering	330	71,711
Macy’s, Inc.	2,200	106,348
Target Corp.	1,400	97,300

		375,679

Specialty Retail – 0.1%
Fast Retailing Co., Ltd.	100	33,636
Gap, Inc. (The)	2,400	97,320
Hennes & Mauritz AB – Class B	1,870	63,976
Home Depot, Inc. (The)	3,000	235,980
Inditex SA	430	53,230
Lowe’s Cos., Inc.	2,700	113,697
TJX Cos., Inc.	2,100	106,281

		704,120

Textiles, Apparel & Luxury Goods – 0.1%
Christian Dior SA	400	73,179
Cie Financiere Richemont SA (SWX Europe)	1,920	169,768
Coach, Inc.	1,600	93,216
Luxottica Group SpA	770	39,859
LVMH Moet Hennessy Louis Vuitton SA	500	88,322
NIKE, Inc. – Class B	1,800	110,988
VF Corp.	500	91,930

		667,262

		6,572,187

Health Care – 1.3%
Biotechnology – 0.2%
Alexion Pharmaceuticals, Inc.(b)	800	78,032
Amgen, Inc.	1,600	160,848
Biogen Idec, Inc.(b)	600	142,494
Celgene Corp.(b)	1,100	136,015
CSL Ltd.	1,350	76,816
Elan Corp. PLC(b)	990	12,419

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	21

Portfolio of Investments

Company	Shares	U.S. $ Value

Gilead Sciences, Inc.(b)	3,000	$163,440
Regeneron Pharmaceuticals, Inc.(b)	500	120,935

		890,999

Health Care Equipment & Supplies – 0.2%
Abbott Laboratories	3,200	117,344
Baxter International, Inc.	1,400	98,462
Becton Dickinson and Co.	1,200	118,344
Coloplast A/S	350	20,015
Covidien PLC	1,500	95,400
Essilor International SA	390	42,910
Fresenius SE & Co. KGaA	224	26,534
Getinge AB	730	21,816
Intuitive Surgical, Inc.(b)	200	99,506
Medtronic, Inc.	2,100	107,121
Stryker Corp.	1,700	112,863
Terumo Corp.	500	24,613

		884,928

Health Care Providers & Services – 0.1%
CIGNA Corp.	800	54,320
Express Scripts Holding Co.(b)	1,600	99,392
Fresenius Medical Care AG & Co. KGaA	1,140	77,397
McKesson Corp.	1,000	113,860
UnitedHealth Group, Inc.	2,100	131,523
WellPoint, Inc.	1,400	107,758

		584,250

Life Sciences Tools & Services – 0.0%
Thermo Fisher Scientific, Inc.	1,500	132,450

Pharmaceuticals – 0.8%
AbbVie, Inc.	3,200	136,608
Allergan, Inc./United States	900	89,541
Astellas Pharma, Inc.	900	45,960
AstraZeneca PLC	2,560	130,980
Bayer AG	1,630	174,194
Bristol-Myers Squibb Co.	3,400	156,434
Chugai Pharmaceutical Co., Ltd.	1,100	22,038
Daiichi Sankyo Co., Ltd.	1,400	22,985
Eisai Co., Ltd.	500	19,190
Eli Lilly & Co.	2,100	111,636
GlaxoSmithKline PLC	9,880	255,627
Johnson & Johnson	5,400	454,572
Merck & Co., Inc.	6,100	284,870
Mitsubishi Tanabe Pharma Corp.	2,000	25,473
Novartis AG	4,530	324,493
Novo Nordisk A/S – Class B	800	129,662
Ono Pharmaceutical Co., Ltd.	200	13,908
Orion Oyj	500	12,306
Otsuka Holdings Co., Ltd.	700	22,455

22	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Pfizer, Inc.	15,000	$408,450
Roche Holding AG	1,380	342,152
Sanofi	2,340	249,510
Shionogi & Co., Ltd.	700	13,087
Shire PLC	2,000	65,828
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,091
Takeda Pharmaceutical Co., Ltd.	1,600	70,916
Teva Pharmaceutical Industries Ltd.	1,860	71,249
UCB SA	210	11,425
Valeant Pharmaceuticals International, Inc.(b)	900	82,808

		3,768,448

		6,261,075

Industrials – 1.2%
Aerospace & Defense – 0.3%
BAE Systems PLC	13,330	81,487
Boeing Co. (The)	1,400	138,628
European Aeronautic Defence and Space Co. NV	1,650	95,008
General Dynamics Corp.	1,300	100,230
Honeywell International, Inc.	1,500	117,690
Lockheed Martin Corp.	1,000	105,830
Northrop Grumman Corp.	1,300	107,107
Precision Castparts Corp.	500	106,960
Raytheon Co.	1,600	106,624
Rolls-Royce Holdings PLC(b)	8,550	155,089
Rolls-Royce Holdings-prf C	1,017,450	1,546
Safran SA	1,300	69,101
Singapore Technologies Engineering Ltd.	7,000	22,604
United Technologies Corp.	1,700	161,330

		1,369,234

Air Freight & Logistics – 0.1%
Deutsche Post AG	3,970	100,043
FedEx Corp.	1,000	96,340
United Parcel Service, Inc. – Class B	1,400	120,260
Yamato Holdings Co., Ltd.	1,400	25,706

		342,349

Airlines – 0.0%
ANA Holdings Inc	11,000	23,087
Japan Airlines Co., Ltd.	500	25,629
Singapore Airlines Ltd.	2,000	16,879

		65,595

Building Products – 0.0%
Asahi Glass Co., Ltd.	3,000	21,352
Assa Abloy AB	800	32,063
Cie de St-Gobain	1,630	70,793
Daikin Industries Ltd.	900	39,023
LIXIL Group Corp.	1,000	23,838

		187,069

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	23

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.0%
Brambles Ltd.	9,010	$78,486
Secom Co., Ltd.	400	20,171
Waste Management, Inc.	2,700	113,211

		211,868

Construction & Engineering – 0.0%
JGC Corp.	1,000	33,178
Vinci SA	1,260	64,619

		97,797

Electrical Equipment – 0.1%
ABB Ltd. (REG)(b)	8,240	180,290
Eaton Corp. PLC	1,900	125,514
Emerson Electric Co.	1,800	103,428
Mitsubishi Electric Corp.	4,000	37,623
Nidec Corp.	300	20,326
Schneider Electric SA	1,030	81,505
Sumitomo Electric Industries Ltd.	2,100	25,121

		573,807

Industrial Conglomerates – 0.2%
3M Co.	1,300	143,351
Danaher Corp.	1,600	98,912
General Electric Co.	21,200	494,384
Hutchison Whampoa Ltd.	4,000	42,345
Keppel Corp., Ltd.	3,000	24,832
Koninklijke Philips NV	2,050	58,048
Siemens AG	1,620	170,768

		1,032,640

Machinery – 0.2%
Alfa Laval AB	920	19,997
Andritz AG	140	7,623
Atlas Copco AB	1,220	28,748
Atlas Copco AB – Class A	1,320	34,837
Caterpillar, Inc.	1,300	111,540
Cummins, Inc.	1,000	119,630
Deere & Co.	1,000	87,110
FANUC Corp.	400	58,906
Fiat Industrial SpA	3,460	39,795
Illinois Tool Works, Inc.	1,500	105,195
Komatsu Ltd.	1,800	45,075
Kone Oyj	310	27,233
Kubota Corp.	2,000	28,968
Makita Corp.	500	26,697
Mitsubishi Heavy Industries Ltd.	6,000	36,727
PACCAR, Inc.	1,000	53,600
Sandvik AB	1,980	27,736
SembCorp Marine Ltd.	3,000	10,244
SKF AB	1,160	28,126

24	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SMC Corp./Japan	100	$18,964
Volvo AB – Class B	2,740	39,985
Wartsila Oyj Abp	570	26,549

		983,285

Marine – 0.0%
AP Moeller – Maersk A/S	10	71,461

Professional Services – 0.0%
Experian PLC	6,990	128,556

Road & Rail – 0.2%
Canadian National Railway Co.	900	91,333
Canadian Pacific Railway Ltd.	600	79,772
Central Japan Railway Co.	284	31,268
CSX Corp.	4,200	105,882
East Japan Railway Co.	700	51,835
Hankyu Hanshin Holdings, Inc.	4,000	21,250
Kintetsu Corp.	6,000	24,829
MTR Corp., Ltd.	6,000	23,668
Norfolk Southern Corp.	1,300	99,567
Odakyu Electric Railway Co., Ltd.	2,000	19,445
Tobu Railway Co., Ltd.	4,000	20,727
Tokyu Corp.	4,000	24,900
Union Pacific Corp.	900	139,158
West Japan Railway Co.	518	21,543

		755,177

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	3,000	37,178
Marubeni Corp.	3,000	20,714
Mitsubishi Corp.	2,800	48,391
Mitsui & Co., Ltd.	3,400	42,581
Sumitomo Corp.	2,200	27,506
Toyota Tsusho Corp.	1,000	26,461
WW Grainger, Inc.	300	77,232

		280,063

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	2,380	42,647
Auckland International Airport Ltd.	1,830	4,366
Koninklijke Vopak NV	420	25,342
Transurban Group	5,210	34,366

		106,721

		6,205,622

Consumer Staples – 1.2%
Beverages – 0.2%
Anheuser-Busch InBev NV	1,580	145,495
Asahi Group Holdings Ltd.	900	21,579
Carlsberg A/S	210	19,943

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Amatil Ltd.	2,360	$29,009
Coca-Cola Co. (The)	8,000	319,920
Coca-Cola HBC AG(b)	400	11,231
Diageo PLC	4,930	145,632
Heineken Holding NV	750	44,257
Heineken NV	610	42,437
Kirin Holdings Co., Ltd.	2,000	32,578
PepsiCo, Inc.	3,100	250,387
Pernod-Ricard SA	510	61,252
SABMiller PLC	2,820	141,872

		1,265,592

Food & Staples Retailing – 0.2%
Aeon Co., Ltd.	2,000	23,343
Carrefour SA	1,310	38,354
Colruyt SA	330	16,846
Costco Wholesale Corp.	900	98,703
CVS Caremark Corp.	2,600	149,708
Jeronimo Martins SGPS SA	430	9,174
Lawson, Inc.	300	21,824
Loblaw Cos. Ltd.	1,500	71,907
Seven & I Holdings Co., Ltd.	1,500	50,951
Sysco Corp.	2,800	94,640
Tesco PLC	20,310	112,464
Wal-Mart Stores, Inc.	3,700	276,908
Walgreen Co.	2,500	119,400
Wesfarmers Ltd.	1,980	73,979
Whole Foods Market, Inc.	1,200	62,232
Woolworths Ltd.	2,420	76,090

		1,296,523

Food Products – 0.3%
Ajinomoto Co., Inc.	1,000	13,768
Archer-Daniels-Midland Co.	3,100	99,913
Danone SA	1,140	84,172
General Mills, Inc.	2,200	103,576
HJ Heinz Co.	700	50,652
Kellogg Co.	1,700	105,485
Kerry Group PLC	300	17,040
Kraft Foods Group, Inc.	1,900	104,747
Mondelez International, Inc.	3,300	97,218
Nestle SA	6,500	430,590
Orkla ASA	1,830	15,408
Saputo, Inc.	600	29,330
Unilever NV	3,210	131,141
Unilever PLC	3,190	133,997
Wilmar International Ltd.	7,000	17,955
Yakult Honsha Co., Ltd.	500	21,314

		1,456,306

26	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.2%
Colgate-Palmolive Co.	1,800	$104,112
Kimberly-Clark Corp.	1,000	96,830
Procter & Gamble Co. (The)	5,400	414,504
Reckitt Benckiser Group PLC	2,040	145,877
Svenska Cellulosa AB – Class B	1,450	36,032
Unicharm Corp.	400	22,369

		819,724

Personal Products – 0.1%
Beiersdorf AG	960	86,579
Estee Lauder Cos., Inc. (The) – Class A	1,400	94,892
Kao Corp.	1,000	31,338
L’Oreal SA	480	80,914
Shiseido Co., Ltd.	800	11,368

		305,091

Tobacco – 0.2%
Altria Group, Inc.	4,000	144,400
British American Tobacco PLC	3,850	211,552
Japan Tobacco, Inc.	1,773	60,341
Philip Morris International, Inc.	3,400	309,094
Reynolds American, Inc.	2,100	101,031
Swedish Match AB	320	11,087

		837,505

		5,980,741

Energy – 1.1%
Energy Equipment & Services – 0.1%
Baker Hughes, Inc.	1,900	86,412
Fugro NV	280	16,645
Halliburton Co.	2,500	104,625
National Oilwell Varco, Inc.	1,100	77,330
Schlumberger Ltd.	2,600	189,878
Seadrill Ltd.	750	30,333
Subsea 7 SA	740	16,300
Technip SA	280	31,126
Tenaris SA	1,780	37,407
Transocean Ltd.	2,830	142,116

		732,172

Oil, Gas & Consumable Fuels – 1.0%
Anadarko Petroleum Corp.	1,200	104,964
Apache Corp.	1,000	82,130
BG Group PLC	6,690	122,093
BP PLC	37,480	267,877
Canadian Natural Resources Ltd.	2,200	65,570
Cenovus Energy, Inc.	1,500	44,910
Chevron Corp.	4,000	491,000
ConocoPhillips	2,400	147,216
Crescent Point Energy Corp.	1,200	43,451

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Devon Energy Corp.	1,500	$85,275
Enbridge, Inc.	1,500	65,064
EnCana Corp.	2,300	43,859
ENI SpA	5,010	113,935
EOG Resources, Inc.	800	103,280
Exxon Mobil Corp.	9,400	850,418
Galp Energia SGPS SA	460	7,528
Hess Corp.	1,500	101,115
Husky Energy, Inc.	1,800	50,853
Imperial Oil Ltd.	1,100	42,960
Inpex Corp.	4	17,028
JX Holdings, Inc.	4,000	19,433
Kinder Morgan, Inc./DE	2,500	94,950
Lundin Petroleum AB(b)	550	11,397
Marathon Oil Corp.	2,900	99,731
Marathon Petroleum Corp.	1,600	132,000
Occidental Petroleum Corp.	1,600	147,312
OMV AG	290	13,377
Origin Energy Ltd.	3,970	50,577
Phillips 66	1,900	126,483
Repsol SA	1,610	36,634
Royal Dutch Shell PLC – Class A	7,280	242,285
Royal Dutch Shell PLC – Class B	5,210	179,604
Spectra Energy Corp.	3,000	91,710
Statoil ASA	2,200	49,675
Suncor Energy, Inc. (Toronto)	3,100	94,039
Talisman Energy, Inc.	4,000	46,800
TonenGeneral Sekiyu KK	2,000	19,649
Total SA	4,190	209,430
TransCanada Corp.	1,400	64,224
Tullow Oil PLC	2,830	44,536
Valero Energy Corp.	1,400	56,882
Williams Cos., Inc. (The)	2,500	87,950
Woodside Petroleum Ltd.	1,870	63,737

		4,832,941

		5,565,113

Materials – 0.6%
Chemicals – 0.4%
Agrium, Inc. (Toronto)	500	46,231
Air Liquide SA	620	79,728
Air Products & Chemicals, Inc.	600	56,646
Akzo Nobel NV	580	37,102
Asahi Kasei Corp.	4,000	26,902
BASF SE	1,810	175,417
Dow Chemical Co. (The)	3,000	103,380
Ecolab, Inc.	1,300	109,811
EI du Pont de Nemours & Co.	1,800	100,422
Israel Chemicals Ltd.	1,120	12,457

28	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Kuraray Co., Ltd.	2,000	$28,439
Linde AG	490	93,856
LyondellBasell Industries NV	1,600	106,640
Mitsubishi Chemical Holdings Corp.	5,500	26,028
Monsanto Co.	1,100	110,704
Mosaic Co. (The)	1,600	97,312
Nitto Denko Corp.	500	29,684
Novozymes A/S	520	18,009
Potash Corp. of Saskatchewan, Inc.	1,700	71,903
PPG Industries, Inc.	800	122,888
Praxair, Inc.	800	91,464
Shin-Etsu Chemical Co., Ltd.	800	50,121
Solvay SA	150	21,651
Sumitomo Chemical Co., Ltd.	8,000	25,119
Syngenta AG	350	136,534
Toray Industries, Inc.	4,000	27,362
Umicore SA	180	8,600
Yara International ASA	540	24,113

		1,838,523

Construction Materials – 0.0%
CRH PLC	1,420	29,986
Fletcher Building Ltd.	1,350	8,932
Lafarge SA	630	44,926

		83,844

Metals & Mining – 0.2%
Anglo American PLC	3,930	90,045
ArcelorMittal (Euronext Amsterdam)	2,410	30,456
Barrick Gold Corp.	2,000	42,016
BHP Billiton Ltd.	6,350	207,306
BHP Billiton PLC	4,160	119,621
Boliden AB	90	1,283
Fortescue Metals Group Ltd.	13,680	42,687
Freeport-McMoRan Copper & Gold, Inc.	2,100	65,205
Glencore Xstrata PLC	23,036	112,032
Goldcorp, Inc.	1,600	47,487
JFE Holdings, Inc.	1,600	32,882
Kinross Gold Corp.	5,100	33,451
Newcrest Mining Ltd.	2,330	31,832
Newmont Mining Corp.	1,600	54,848
Nippon Steel & Sumitomo Metal Corp.	15,000	37,604
Rio Tinto Ltd.	1,150	59,574
Rio Tinto PLC	2,640	112,756
Silver Wheaton Corp.	1,300	30,834
Sumitomo Metal Mining Co., Ltd.	2,000	25,132
Teck Resources Ltd.	1,700	45,404
ThyssenKrupp AG(b)	1,900	37,680
Voestalpine AG	210	6,959

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Yamana Gold, Inc.	2,700	$31,824

		1,298,918

Paper & Forest Products – 0.0%
UPM-Kymmene Oyj	1,620	17,248

		3,238,533

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	11,700	409,383
BCE, Inc.	1,200	53,926
Belgacom SA	530	11,875
Bezeq The Israeli Telecommunication Corp., Ltd.	8,820	11,410
BT Group PLC	17,670	80,408
CenturyLink, Inc.	2,300	78,545
Deutsche Telekom AG	5,530	62,978
Elisa Oyj	510	9,662
France Telecom SA	4,620	46,854
Koninklijke KPN NV	2,500	4,806
Nippon Telegraph & Telephone Corp.	900	44,388
Portugal Telecom SGPS SA	1,230	5,219
Singapore Telecommunications Ltd.	16,000	47,243
Telecom Corp. of New Zealand Ltd.	3,730	6,825
Telecom Italia SpA (ordinary shares)	28,930	22,395
Telefonica SA(b)	7,940	109,246
Telekom Austria AG	620	4,237
Telenor ASA	1,420	29,869
TeliaSonera AB	4,260	28,469
Telstra Corp., Ltd.	8,580	38,796
Verizon Communications, Inc.	5,700	276,336
Vivendi SA	2,290	44,821

		1,427,691

Wireless Telecommunication Services – 0.1%
Crown Castle International Corp.(b)	1,100	78,375
KDDI Corp.	1,060	47,821
Millicom International Cellular SA	240	19,132
NTT DoCoMo, Inc.	30	43,831
Rogers Communications, Inc.	600	27,201
Softbank Corp.	2,000	99,970
Vodafone Group PLC	97,210	281,725

		598,055

		2,025,746

Utilities – 0.4%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	2,000	91,640
Cheung Kong Infrastructure Holdings Ltd.	2,000	13,864
Chubu Electric Power Co., Inc.	1,800	23,259
Chugoku Electric Power Co., Inc. (The)	1,700	23,128
CLP Holdings Ltd.	3,500	29,449

30	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares		U.S. $ Value

Contact Energy Ltd.		910	$3,722
Duke Energy Corp.		1,400	93,702
EDP – Energias de Portugal SA		3,760	12,125
Electricite de France SA		1,300	29,500
Enel SpA		12,970	48,818
Exelon Corp.		2,400	75,216
FirstEnergy Corp.		2,000	78,020
Fortis, Inc.		800	25,472
Fortum Oyj		880	16,506
Iberdrola SA		11,780	63,719
Kansai Electric Power Co., Inc. (The)(b)		2,800	32,962
NextEra Energy, Inc.		1,200	90,744
Power Assets Holdings Ltd.		2,500	21,882
PPL Corp.		3,000	89,100
Southern Co. (The)		1,900	83,410
Verbund AG		210	4,376

			950,614

Gas Utilities – 0.0%
Hong Kong & China Gas Co., Ltd.		10,000	28,257
Osaka Gas Co., Ltd.		5,000	20,190
Snam SpA		6,800	32,248
Tokyo Gas Co., Ltd.		5,000	26,884

			107,579

Independent Power Producers & Energy Traders – 0.0%
Electric Power Development Co., Ltd.		103	3,240

Multi-Utilities – 0.2%
AGL Energy Ltd.		2,170	29,721
Centrica PLC		15,970	91,839
Consolidated Edison, Inc.		1,500	85,605
Dominion Resources, Inc./VA		1,700	96,135
E.ON SE		3,580	60,327
GDF Suez		2,520	51,393
National Grid PLC		10,690	127,109
PG&E Corp.		2,100	94,311
Public Service Enterprise Group, Inc.		1,400	46,256
RWE AG		1,020	34,803

			717,499

			1,778,932

Total Common Stocks (cost $49,092,597)			55,787,288

		Principal Amount (000)
CORPORATES – INVESTMENT GRADES – 6.1%
Industrial – 2.8%
Basic – 0.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	U.S.$	191	196,558

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	31

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dow Chemical Co. (The) 4.125%, 11/15/21	U.S.$	55	$58,480
8.55%, 5/15/19		177	235,507
LyondellBasell Industries NV 5.75%, 4/15/24		400	465,375
Vale SA 5.625%, 9/11/42		415	386,927

			1,342,847

Capital Goods – 0.2%
Embraer SA 5.15%, 6/15/22		111	117,937
Owens Corning 6.50%, 12/01/16		353	397,289
Republic Services, Inc. 5.25%, 11/15/21		218	248,414
5.50%, 9/15/19		153	177,426

			941,066

Communications - Media – 0.5%
CBS Corp. 3.375%, 3/01/22		111	111,121
5.75%, 4/15/20		96	111,533
8.875%, 5/15/19		174	229,652
Comcast Corp. 5.15%, 3/01/20		95	111,809
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		220	223,111
4.60%, 2/15/21		175	188,736
4.75%, 10/01/14		80	84,017
Globo Comunicaca o e Participacoes SA 5.307%, 5/11/22(d)		365	386,900
News America, Inc. 6.15%, 3/01/37-2/15/41		276	319,632
Omnicom Group, Inc. 3.625%, 5/01/22		125	125,612
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		290	369,587
WPP Finance UK 8.00%, 9/15/14		323	350,846

			2,612,556

Communications - Telecommunications – 0.3%
AT&T, Inc. 3.00%, 2/15/22		115	114,648
4.45%, 5/15/21		225	251,106
British Telecommunications PLC 2.00%, 6/22/15		330	337,889
5.95%, 1/15/18		115	134,989
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		370	375,204

32	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	140	$150,936
Vodafone Group PLC 6.15%, 2/27/37		285	339,392

			1,704,164

Consumer Cyclical - Automotive – 0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(d)		323	346,050

Consumer Cyclical - Entertainment – 0.0%
Viacom, Inc. 5.625%, 9/15/19		80	94,204

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		145	158,973
Marriott International, Inc./DE 3.00%, 3/01/19		327	338,124

			497,097

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		69	74,883

Consumer Non-Cyclical – 0.2%
Actavis, Inc. 3.25%, 10/01/22		150	147,386
Ahold Finance USA LLC 6.875%, 5/01/29		325	408,840
Kroger Co. (The) 3.40%, 4/15/22		297	301,440
Tyson Foods, Inc. 4.50%, 6/15/22		187	199,430

			1,057,096

Energy – 0.6%
Encana Corp. 3.90%, 11/15/21		435	456,384
Marathon Petroleum Corp. 3.50%, 3/01/16		63	66,809
5.125%, 3/01/21		239	274,188
Nabors Industries, Inc. 9.25%, 1/15/19		302	381,725
Noble Energy, Inc. 8.25%, 3/01/19		355	459,380
Noble Holding International Ltd. 4.90%, 8/01/20		41	44,821
Phillips 66 4.30%, 4/01/22		370	398,988

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	33

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transocean, Inc. 2.50%, 10/15/17	U.S.$	184	$185,699
Valero Energy Corp. 6.125%, 2/01/20		207	248,242
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		55	59,338
9.625%, 3/01/19		280	363,931

			2,939,505

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		81	89,770
Hewlett-Packard Co. 4.65%, 12/09/21		167	171,969
Intel Corp. 4.80%, 10/01/41		105	107,895
Motorola Solutions, Inc. 7.50%, 5/15/25		90	113,207
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		405	414,902

			897,743

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14		357	375,759

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		350	354,715

Transportation - Services – 0.1%
Asciano Finance Ltd. 3.125%, 9/23/15(d)		440	453,070
Ryder System, Inc. 5.85%, 11/01/16		164	184,932
7.20%, 9/01/15		147	165,968

			803,970

			14,041,655

Financial Institutions – 2.4%
Banking – 1.4%
Bank of America Corp. 5.625%, 7/01/20		170	196,368
5.70%, 1/24/22		425	488,001
5.875%, 2/07/42		365	427,386
Barclays Bank PLC 5.125%, 1/08/20		260	296,821
Citigroup, Inc. 5.375%, 8/09/20		192	220,974
Countrywide Financial Corp. 6.25%, 5/15/16		143	158,830
DNB Bank ASA 3.20%, 4/03/17(d)		365	384,285

34	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	141	$144,725
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		145	165,988
6.00%, 6/15/20		365	427,359
Series G
7.50%, 2/15/19		400	495,777
HSBC Holdings PLC 4.00%, 3/30/22		385	408,187
5.10%, 4/05/21		223	254,131
ING Bank NV 2.00%, 9/25/15(d)		415	421,597
JPMorgan Chase & Co. 4.50%, 1/24/22		200	216,805
Macquarie Bank Ltd. 5.00%, 2/22/17 (d)		73	80,150
Macquarie Group Ltd. 4.875%, 8/10/17(d)		147	160,103
Morgan Stanley 5.50%, 7/28/21		208	234,585
6.625%, 4/01/18		390	459,030
Series G
5.50%, 7/24/20		160	180,584
Nationwide Building Society 6.25%, 2/25/20(d)		425	496,659
PNC Funding Corp. 5.125%, 2/08/20		190	219,092
Societe Generale SA 2.50%, 1/15/14(d)		140	141,190
UBS AG/Stamford CT 7.625%, 8/17/22		330	376,222
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(d)		235	244,870
Vesey Street Investment Trust I 4.404%, 9/01/16		101	109,048

			7,408,767

Finance – 0.0%
General Electric Capital Corp. 4.65%, 10/17/21		146	161,314

Insurance – 0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		165	194,517
American International Group, Inc.
4.875%, 6/01/22		75	82,773
6.40%, 12/15/20		340	411,005
Coventry Health Care, Inc.
5.95%, 3/15/17		130	148,968
6.30%, 8/15/14		260	276,509

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	35

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Guardian Life Insurance Co. of America 7.375%, 9/30/39(d)	U.S.$	247	$330,355
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		120	126,228
5.50%, 3/30/20		207	240,631
Humana, Inc. 7.20%, 6/15/18		355	427,483
Lincoln National Corp. 8.75%, 7/01/19		172	229,049
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(d)		130	199,100
MetLife Capital Trust IV 7.875%, 12/15/37(d)		260	328,250
MetLife, Inc. 7.717%, 2/15/19		158	204,839
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(d)		493	504,093
WellPoint, Inc. 3.30%, 1/15/23		148	146,905
XL Group PLC 5.25%, 9/15/14		68	71,597

			3,922,302

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		272	286,933

REITS – 0.1%
Healthcare Realty Trust, Inc. 5.75%, 1/15/21		230	260,855

			12,040,171

Utility – 0.9%
Electric – 0.3%
CMS Energy Corp. 5.05%, 3/15/22		119	134,365
Constellation Energy Group, Inc. 5.15%, 12/01/20		69	78,093
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		300	361,138
Pacific Gas & Electric Co. 4.50%, 12/15/41		140	142,398
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(d)		385	392,995
TECO Finance, Inc.
4.00%, 3/15/16		135	144,692
5.15%, 3/15/20		160	182,000

			1,435,681

36	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 0.6%
DCP Midstream LLC 5.35%, 3/15/20(d)	U.S.$	181	$196,938
Energy Transfer Partners LP 6.70%, 7/01/18		370	443,863
Enterprise Products Operating LLC 5.20%, 9/01/20		63	72,798
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		362	374,184
4.15%, 3/01/22		116	121,362
Nisource Finance Corp. 6.80%, 1/15/19		355	428,534
ONEOK, Inc. 4.25%, 2/01/22		360	374,265
Talent Yield Investments Ltd. 4.50%, 4/25/22(d)		370	389,084
TransCanada PipeLines Ltd. 6.35%, 5/15/67		405	433,454
Williams Partners LP 5.25%, 3/15/20		293	329,704

			3,164,186

			4,599,867

Total Corporates – Investment Grades (cost $27,902,557)			30,681,693

		Shares
INVESTMENT COMPANIES – 2.5%
Funds and Investment Trusts – 2.5%
iShares FTSE A50 China Index ETF		5,429,000	7,371,455
Market Vectors Gold Miners ETF		88,596	2,614,468
WisdomTree Japan Hedged Equity Fund(c)		49,120	2,273,274

Total Investment Companies (cost $12,421,387)			12,259,197

		Principal Amount (000)
AGENCIES – 1.7%
Agency Debentures – 1.7%
Federal Farm Credit Bank 0.253%, 6/26/13	U.S.$	2,700	2,700,368
Federal National Mortgage Association 6.25%, 5/15/29		2,651	3,649,605
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		2,367	2,071,042

Total Agencies (cost $7,520,243)			8,421,015

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	37

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.4%
Agency Fixed Rate 30-Year – 1.4%
Federal National Mortgage Association
3.00%, 6/01/40, TBA	U.S.$	3,710	$3,726,231
3.50%, 6/01/43, TBA		3,100	3,210,074

Total Mortgage Pass-Throughs (cost $7,133,474)			6,936,305

Company		Shares
PREFERRED STOCKS – 0.9%
Financials – 0.9%
Real Estate Investment Trusts (REITs) – 0.9%
Hersha Hospitality Trust 6.875%(c)		60,000	1,560,000
Pebblebrook Hotel Trust 6.50%(c)		65,950	1,630,205
Sabra Health Care REIT, Inc. 7.125%(c)		53,175	1,365,534

Total Preferred Stocks (cost $4,478,125)			4,555,739

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADES – 0.2%
Industrial – 0.1%
Capital Goods – 0.1%
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	220	229,900
Ball Corp. 5.00%, 3/15/22		220	227,700

			457,600

Consumer Cyclical - Other – 0.0%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		220	231,550

Energy – 0.0%
Cimarex Energy Co. 5.875%, 5/01/22		108	115,290

			804,440

Financial Institutions – 0.1%
Finance – 0.0%
SLM Corp. 7.25%, 1/25/22		160	168,400

38	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(d)	U.S.$	192	$220,520

			388,920

Total Corporates – Non-Investment Grades (cost $1,130,460)			1,193,360

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(d)		301	351,041

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(d)		435	499,498

Total Quasi-Sovereigns (cost $734,226)			850,539

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
Market Vectors Gold Miners ETF Expiration: Jun 2013, Exercise Price: $ 26.00(b)(e) (premiums paid $100,980)		874	16,169

Company		Shares
RIGHTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Exor SpA (preferred), expiring 6/05/13(b)		1,050	– 0	–
Exor SpA (savings), expiring 6/05/13(b)		1,050	– 0	–

Total Rights (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 18.3%
Investment Companies – 18.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $91,821,385)		91,821,385	91,821,385

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $493,223,538)			496,579,657

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	39

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.07%(f) (cost $2,759,971)	2,759,971	$2,759,971

Total Investments – 99.7% (cost $495,983,509)		499,339,628
Other assets less liabilities – 0.3%		1,704,908

Net Assets – 100.0%		$501,044,536

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canada Govt Bond Futures	195	September 2013	$25,706,434	$25,446,395	$(260,039)
10 Yr JGB Mini SGX Futures	275	June 2013	39,709,051	39,018,217	(690,834)
Australian T-Bond 10 Yr Futures	125	June 2013	14,425,128	14,626,785	201,657
Euro Oat Futures	67	June 2013	12,133,152	11,946,076	(187,076)
Euro STOXX 50 Index Futures	478	June 2013	16,622,556	17,234,315	611,759
German Euro Bund Futures	150	June 2013	28,051,688	28,018,051	(33,637)
Long Gilt Futures	211	September 2013	37,528,936	37,127,895	(401,041)
MSCI EAFE Mini Index Futures	395	June 2013	32,897,014	33,361,700	464,686
MSCI Emerging Market Mini Futures	415	June 2013	21,448,965	20,519,675	(929,290)
S&P 500 E Mini Index Futures	241	June 2013	18,726,774	19,629,450	902,676
S&P TSE 60 Index Futures	28	June 2013	3,852,670	3,918,245	65,575
Topix Index Futures	190	June 2013	19,196,000	21,420,039	2,224,039
U.S. T-Note 10 Yr (CBT) Futures	153	September 2013	19,947,617	19,770,469	(177,148)

Sold Contracts
10 Yr Canada Govt Bond Futures	135	September 2013	17,797,403	17,616,735	180,668
10 Yr JGB Mini SGX Futures	14	June 2013	1,981,133	1,986,382	(5,249)
Euro Oat Futures	78	June 2013	13,858,016	13,907,372	(49,356)
German Euro Bobl Futures	11	June 2013	1,804,984	1,801,882	3,102
German Euro Bund Futures	58	June 2013	10,926,722	10,833,646	93,076
Italian Govt Euro BTP Bond Futures	49	June 2013	7,064,972	7,294,792	(229,820)
U.S. T-Note 10 Yr (CBT) Futures	155	September 2013	20,208,071	20,028,906	179,165

					$1,962,913

40	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	208	NZD	253	6/14/13	$(7,104)
Barclays Bank PLC Wholesale	USD	639	CAD	666	9/17/13	1,497
Barclays Bank PLC Wholesale	USD	642	GBP	427	9/17/13	5,906
BNP Paribas SA	USD	598	AUD	612	6/14/13	(11,308)
BNP Paribas SA	USD	205	NZD	254	6/14/13	(3,549)
Brown Brothers Harriman & Co.	USD	168	AUD	171	6/14/13	(3,894)
Brown Brothers Harriman & Co.	USD	197	NZD	242	6/14/13	(4,803)
Brown Brothers Harriman & Co.	EUR	88,538	USD	115,039	6/27/13	(51,824)
Credit Suisse International	AUD	176	USD	180	6/14/13	11,612
Credit Suisse International	NZD	191	USD	161	6/14/13	9,148
Credit Suisse International	USD	22,241	EUR	17,306	6/27/13	254,576
Deutsche Bank AG London	CAD	268	USD	261	6/13/13	2,071
Deutsche Bank AG London	USD	587	NZD	716	6/14/13	(17,625)
Deutsche Bank AG London	AUD	2,664	USD	2,574	9/17/13	43,287
Deutsche Bank AG London	CAD	2,674	USD	2,587	9/17/13	14,640
Deutsche Bank AG London	CHF	2,507	USD	2,590	9/17/13	(34,503)
Deutsche Bank AG London	EUR	2,004	USD	2,594	9/17/13	(12,415)
Deutsche Bank AG London	GBP	1,716	USD	2,591	9/17/13	(14,975)
Deutsche Bank AG London	JPY	262,234	USD	2,576	9/17/13	(36,390)
Goldman Sachs Capital Markets LP	TRY	26,053	USD	14,446	6/07/13	539,984
Goldman Sachs Capital Markets LP	USD	880	CAD	904	6/13/13	(7,797)
Goldman Sachs Capital Markets LP	NZD	29,432	USD	24,656	6/14/13	1,277,604
Goldman Sachs Capital Markets LP	JPY	1,294,461	USD	12,822	7/19/13	(66,783)
Goldman Sachs Capital Markets LP	USD	641	CHF	624	9/17/13	12,070
Goldman Sachs Capital Markets LP	USD	640	EUR	497	9/17/13	6,506
HSBC BankUSA	USD	5,343	CAD	5,509	6/07/13	(29,769)
HSBC BankUSA	SEK	292,233	USD	43,898	7/11/13	(185,273)
JPMorgan Chase Bank NA	AUD	24,360	USD	24,901	6/14/13	1,604,764
Royal Bank of Canada	USD	954	CAD	984	6/07/13	(4,431)
Royal Bank of Canada	USD	3,171	CAD	3,253	6/13/13	(34,411)
Royal Bank of Scotland PLC	CAD	29,022	USD	28,231	6/07/13	240,894
Royal Bank of Scotland PLC	USD	207	CAD	210	6/13/13	(4,270)
Royal Bank of Scotland PLC	AUD	164	USD	161	6/14/13	3,851
Royal Bank of Scotland PLC	NZD	260	USD	212	6/14/13	5,538
Royal Bank of Scotland PLC	USD	568	AUD	577	6/14/13	(15,564)
Royal Bank of Scotland PLC	USD	703	EUR	542	6/27/13	1,564
Royal Bank of Scotland PLC	NOK	143,404	USD	24,444	7/11/13	41,745
Royal Bank of Scotland PLC	USD	643	AUD	672	9/17/13	(4,277)
Royal Bank of Scotland PLC	USD	640	JPY	65,316	9/17/13	10,528
State Street Bank & Trust Co.	TRY	683	USD	378	6/07/13	13,408
State Street Bank & Trust Co.	USD	2,583	TRY	4,776	6/07/13	(33,540)
State Street Bank & Trust Co.	AUD	167	USD	172	6/14/13	12,093
State Street Bank & Trust Co.	USD	5,424	EUR	4,213	6/27/13	53,323
State Street Bank & Trust Co.	USD	48	GBP	32	6/27/13	(51)
State Street Bank & Trust Co.	USD	166	NOK	981	7/11/13	716
UBS AG	USD	480	CAD	495	6/07/13	(2,612)
Westpac Banking Corp.	USD	165	NZD	204	6/14/13	(2,785)

						$3,577,372

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	41

Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Market Vectors Gold Miners ETF(e)	874	$31.00	June 2013	$76,003	$(50,692)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NZD	4,590	12/12/22	3 Month BKBM	3.720%	$(43,764)
Barclays Bank PLC	NOK	9,070	11/23/22	6 Month NIBOR	3.198%	25,568
Barclays Bank PLC	NZD	3,060	11/30/22	3 Month BKBM	3.673%	(37,177)
Barclays Bank PLC	SEK	16,660	11/30/22	3 Month STIBOR	2.043%	(43,256)
Barclays Bank PLC	NOK	6,820	1/2/23	6 Month NIBOR	3.128%	9,976
Barclays Bank PLC	SEK	11,750	3/22/23	3 Month STIBOR	2.385%	9,123
Barclays Bank PLC	NOK	14,580	4/22/23	6 Month NIBOR	3.030%	(13,375)
Citibank, NA	NZD	1,800	3/22/23	3 Month BKBM	4.073%	7,478
Citibank, NA	SEK	11,950	11/19/22	3 Month STIBOR	2.023%	(28,304)
Citibank, NA		13,600	11/23/22	3 Month STIBOR	2.085%	(26,662)
Citibank, NA	NOK	11,720	11/30/22	6 Month NIBOR	3.120%	18,567
Citibank, NA	SEK	27,760	12/12/22	3 Month STIBOR	1.993%	(94,334)
Citibank, NA	NZD	2,800	1/3/23	3 Month BKBM	3.750%	(23,795)
Credit Suisse International	NOK	11,490	3/22/23	6 Month NIBOR	3.195%	19,705
Credit Suisse International	SEK	12,580	4/22/23	3 Month STIBOR	2.093%	(43,157)
Goldman Sachs Bank USA	NOK	22,820	12/12/22	6 Month NIBOR	3.050%	10,232
Morgan Stanley Capital Services LLC	NZD	5,100	4/22/23	3 Month BKBM	3.860%	(58,525)
Morgan Stanley Capital Services LLC	NOK	2,440	4/26/23	6 Month NIBOR	2.973%	(4,345)
Morgan Stanley Capital Services LLC	NZD	340	5/21/23	3 Month BKBM	3.890%	(3,621)

						$(319,666)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC: iTraxx- EUROPE Series 18 5 Year Index, 12/20/17*	1.00%	0.94%	EUR	1,220	$7,409	$(11,461)	$18,870
Barclays Bank PLC: iTraxx- XOVER Series 18 5 Year Index, 12/20/17*	5.00	3.66		240	19,879	(1,936)	21,815
Goldman Sachs Bank USA: iTraxx- XOVER Series 18 5 Year Index, 12/20/17*	5.00	3.66		1,880	155,716	65,499	90,217

42	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA:
iTraxx- XOVER Series 18 5 Year Index, 12/20/17*	5.00%	3.66%	EUR	520	$43,070	$2,003	$41,067

					$226,074	$54,105	$171,969

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $559,433.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate market value of these securities amounted to $6,901,952 or 1.4% of net assets.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound	JPY – Japanese Yen NOK – Norwegian Krone NZD – New Zealand Dollar SEK – Swedish Krona TRY – Turkish Lira USD – United States Dollar

Glossary:

BKBM – Bank Bill Benchmark

(New Zealand)

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CPI – Consumer Price Index

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REG – Registered Shares

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected

Security

TOPIX – Tokyo Price Index

TSE – Tokyo Stock Exchange

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	43

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $401,402,153)	$404,758,272	(a)
Affiliated issuers (cost $94,581,356—including investment of cash collateral for securities loaned of $2,759,971)	94,581,356	(b)
Cash	8,525,575	(c)
Foreign currencies, at value (cost $313,514)	311,447
Receivable for investment securities sold	4,948,115
Unrealized appreciation of forward currency exchange contracts	4,167,327
Interest and dividends receivable	2,891,429
Receivable for capital stock sold	239,320
Unrealized appreciation on credit default swaps	171,969
Unrealized appreciation on interest rate swaps	100,649
Receivable for terminated interest rate swaps	72,343
Premium paid on credit default swaps	67,502
Premium paid on interest rate swaps	500

Total assets	520,835,804

Liabilities
Options written, at value (premiums received $76,003)	50,692
Payable for investment securities purchased	10,268,141
Collateral received from broker	2,840,000
Payable for collateral received on securities loaned	2,759,971
Payable for variation margin on futures	1,633,050
Unrealized depreciation of forward currency exchange contracts	589,955
Payable for capital stock redeemed	527,677
Unrealized depreciation on interest rate swaps	420,315
Advisory fee payable	241,220
Distribution fee payable	188,458
Transfer Agent fee payable	80,868
Administrative fee payable	34,853
Premium received on credit default swaps	13,397
Accrued expenses	142,671

Total liabilities	19,791,268

Net Assets	$501,044,536

Composition of Net Assets
Capital stock, at par	$306,787
Additional paid-in capital	489,153,849
Undistributed net investment income	1,262,546
Accumulated net realized gain on investment and foreign currency transactions	1,586,028
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,735,326

	$501,044,536

(a)	Includes securities on loan with a value of $2,641,762 (see Note E).

(b)	Includes investment of cash collateral of $2,840,000 received from broker for OTC derivatives outstanding at May 31, 2013.

(c)	An amount of $8,525,575 has been segregated to collateralize margin requirements for open futures outstanding at May 31, 2013.

44	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$372,423,129	22,510,731	$16.54	*

B	$25,382,395	1,651,007	$15.37

C	$66,271,828	4,287,291	$15.46

Advisor	$29,989,554	1,806,429	$16.60

R	$4,837,136	293,574	$16.48

K	$2,061,347	124,873	$16.51

I	$79,147	4,777	$16.57

*	The maximum offering price per share for Class A shares was $17.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	45

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Interest	$3,991,960
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,051)	845,955
Affiliated issuers	17,122
Securities lending income	1,246	$4,856,283

Expenses
Advisory fee (see Note B)	1,371,658
Distribution fee—Class A	563,561
Distribution fee—Class B	156,086
Distribution fee—Class C	348,565
Distribution fee—Class R	13,581
Distribution fee—Class K	3,186
Transfer agency—Class A	382,479
Transfer agency—Class B	33,887
Transfer agency—Class C	70,677
Transfer agency—Advisor Class	36,386
Transfer agency—Class R	7,062
Transfer agency—Class K	2,549
Transfer agency—Class I	9
Custodian	146,480
Printing	60,893
Administrative	47,481
Legal	39,127
Registration fees	32,094
Directors’ fees	28,943
Audit	25,832
Miscellaneous	15,056

Total expenses		3,385,592

Net investment income		1,470,691

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		822,100
Futures		3,025,211
Options written		184,189
Swaps		449,391
Foreign currency transactions		(1,446,810)
Net change in unrealized appreciation/depreciation of:
Investments		(6,274,326)
Futures		444,220
Options written		25,311
Swaps		(708,169)
Foreign currency denominated assets and liabilities		4,665,463

Net gain on investment and foreign currency transactions		1,186,580

Contributions from Adviser (see Note B)		404,860

Net Increase in Net Assets from Operations		$3,062,131

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,470,691	$6,480,202
Net realized gain on investment and foreign currency transactions	3,034,081	108,652,457
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,847,501)	(27,687,945)
Contributions from Adviser (see Note B)	404,860	– 0	–

Net increase in net assets from operations	3,062,131	87,444,714
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,098,730)	(5,695,790)
Class B	(119,739)	(359,155)
Class C	(258,276)	(605,513)
Advisor Class	(263,185)	(615,005)
Class R	(26,937)	(67,478)
Class K	(14,835)	(40,422)
Class I	(435)	(16,248)
Net realized gain on investment transactions
Class A	(26,247,859)	– 0	–
Class B	(2,514,533)	– 0	–
Class C	(5,062,203)	– 0	–
Advisor Class	(2,813,689)	– 0	–
Class R	(395,969)	– 0	–
Class K	(179,858)	– 0	–
Class I	(4,691)	– 0	–
Capital Stock Transactions
Net decrease	(22,409,713)	(54,313,489)

Total increase (decrease)	(59,348,521)	25,731,614
Net Assets
Beginning of period	560,393,057	534,661,443

End of period (including undistributed net investment income of $1,262,546 and $2,573,992, respectively)	$501,044,536	$560,393,057

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	47

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Risk Allocation Fund, Inc. (formerly, known as AllianceBernstein Balanced Shares, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

48	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	49

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

50	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	51

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Inflation-Linked Securities	$	– 0	–	$192,128,021		$–0	–	$192,128,021
Governments – Treasuries		– 0	–	91,928,946		– 0	–	91,928,946
Common Stocks:
Financials		5,850,987		5,657,909		– 0	–	11,508,896
Information Technology		5,583,411		1,067,032		– 0	–	6,650,443
Consumer Discretionary		3,965,909		2,606,278		– 0	–	6,572,187
Health Care		3,935,041		2,326,034		– 0	–	6,261,075
Industrials		3,309,818		2,894,258		1,546		6,205,622
Consumer Staples		3,337,034		2,643,707		– 0	–	5,980,741
Energy		3,822,391		1,742,722		– 0	–	5,565,113
Materials		1,368,470		1,870,063		– 0	–	3,238,533
Telecommunication Services		923,766		1,101,980		– 0	–	2,025,746
Utilities		949,611		829,321		– 0	–	1,778,932
Corporates – Investment Grades		– 0	–	30,681,693		– 0	–	30,681,693
Investment Companies		12,259,197		– 0	–	– 0	–	12,259,197
Agencies		– 0	–	8,421,015		– 0	–	8,421,015
Mortgage Pass-Throughs		– 0	–	6,936,305		– 0	–	6,936,305
Preferred Stocks		4,555,739		– 0	–	– 0	–	4,555,739
Corporates – Non-Investment Grades		– 0	–	1,193,360		– 0	–	1,193,360
Quasi-Sovereigns		– 0	–	850,539		– 0	–	850,539
Options Purchased – Puts		– 0	–	16,169		– 0	–	16,169
Rights		– 0	–	– 0	–	– 0	– ^	– 0	–
Short-Term Investments		91,821,385		– 0	–	– 0	–	91,821,385
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		2,759,971		– 0	–	– 0	–	2,759,971

Total Investments in Securities		144,442,730		354,895,352	+	1,546		499,339,628
Other Financial Instruments* :
Assets:
Futures		2,090,605		2,835,798		– 0	–	4,926,403
Forward Currency Exchange Contracts		– 0	–	4,167,327		– 0	–	4,167,327
Interest Rate Swaps		– 0	–	100,649		– 0	–	100,649
Credit Default Swaps		– 0	–	171,969		– 0	–	171,969
Liabilities:
Futures		(2,963,490)		– 0	–	– 0	–	(2,963,490)
Forward Currency Exchange Contracts		– 0	–	(589,955)		– 0	–	(589,955)
Call Options Written		– 0	–	(50,692)		– 0	–	(50,692)
Interest Rate Swaps		– 0	–	(420,315)		– 0	–	(420,315)

Total**		$143,569,845		$361,110,133		$1,546		$504,681,524

52	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other Financial instruments may also include options written which are valued at market value.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

**	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities			Industrials		Preferred Stocks
Balance as of 11/30/12		$1,196		$ – 0	–		$1,041
Accrued discounts/(premiums)		– 0	–	– 0	–		– 0	–
Realized gain (loss)		(493,089)		– 0	–		5
Change in unrealized appreciation/depreciation		493,178		(5)			(5)
Purchases		– 0	–	1,551			– 0	–
Sales		(1,285)		– 0	–		(1,041)
Transfers in to Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–

Balance as of 5/31/13	$	– 0	–	$1,546		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/13*	$	– 0	–	$(5)		$	– 0	–

	Rights^			Total
Balance as of 11/30/12	$	– 0	–	$2,237
Accrued discounts/(premiums)		– 0	–	– 0	–
Realized gain (loss)		– 0	–	(493,084)
Change in unrealized appreciation/depreciation		– 0	–	493,168
Purchases		– 0	–	1,551
Sales		– 0	–	(2,326)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 5/31/13	$	– 0	–	$1,546

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/13*	$	– 0	–	$(5)

^	The Fund held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	53

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

54	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	55

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $47,481.

During the six months ended May 31, 2013, the Adviser reimbursed the Fund $404,860 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $178,660 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,704 from the sale of Class A shares and received $2,606, $5,131 and $2,975 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 85,027	$255,351	$248,557	$91,821	$17

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $104,021, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

56	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .29% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $985,122, $3,198,695, $385,869 and $237,730 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$165,675,949	$111,118,396
U.S. government securities	96,918,456	202,971,870

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$13,174,628
Gross unrealized depreciation	(9,818,509)

Net unrealized appreciation	$3,356,119

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	57

Notes to Financial Statements

inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2013, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

58	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	59

Notes to Financial Statements

transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2013, the Fund held purchased options for non-hedging purposes. During the six months ended May 31, 2013, the Fund held written options for non-hedging purposes.

For the six months ended May 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/12	– 0	–	$	– 0	–
Options written	32,779,874			259,974
Options expired	(32,779,000)			(183,971)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 5/31/13	874			$76,003

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and

60	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2013, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	61

Notes to Financial Statements

otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended May 31, 2013, the Fund held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At May 31, 2013, the Fund had Sale Contracts outstanding with a Maximum Payout Amount of $5,017,033, with net unrealized appreciation of $171,969, and a term of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

62	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2013, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $602,937. If a trigger event had occurred at May 31, 2013, for those derivatives in a net liability position, an amount of $602,937 would be required to be posted by the Fund.

At May 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$657,668	*	Receivable/Payable for variation margin on futures	$2,034,200	*

Equity contracts	Receivable/Payable for variation margin on futures	4,268,735	*	Receivable/Payable for variation margin on futures	929,290	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,167,327		Unrealized depreciation of forward currency exchange contracts	589,955

Equity contracts	Investments in securities, at value	16,169

Equity contracts				Options written, at value	50,692

Interest rate contracts	Unrealized appreciation on interest rate swaps	100,649		Unrealized depreciation on interest rate swaps	420,315

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	63

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on credit default swaps	$171,969

Total		$9,382,517		$4,024,452

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$ (3,561,561)	$ (2,145,446)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	6,586,772	2,589,666

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	461,591	4,719,346

64	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$ (270,067)		$ – 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(84,811)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	184,189		25,311

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(345,885)		(669,349)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	795,276		(38,820)

Total		$ 3,850,315		$ 4,395,897

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	65

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2013:

Futures:
Average original value of buy contracts	$288,687,185
Average original value of sale contracts	$148,408,874	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,248,652
Average principal amount of sale contracts	$263,668,905

Purchased Options:
Average monthly cost	$203,040	(a)

Interest Rate Swaps:
Average notional amount	$79,645,272

Credit Default Swaps:
Average notional amount of sale contracts	$10,517,334

(a)	Positions were open for five months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended

66	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

May 31, 2013, the Fund earned drop income of $1,599 which is included in interest income in the accompanying statement of operations.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had securities on loan with a value of $2,641,762 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,759,971. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,246 and $154 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 101	$13,065	$10,406	$2,760	$0	*

*	Amount is less than $500.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	67

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	1,439,984	3,290,533	$23,922,591	$54,569,788

Shares issued in reinvestment of dividends and distributions	1,601,538	319,921	26,265,233	5,195,429

Shares converted from Class B	441,850	988,777	7,333,874	16,466,809

Shares redeemed	(3,588,422)	(6,815,248)	(59,823,422)	(112,743,569)

Net decrease	(105,050)	(2,216,017)	$(2,301,724)	$(36,511,543)

Class B
Shares sold	44,958	113,519	$703,390	$1,753,746

Shares issued in reinvestment of dividends and distributions	162,483	22,369	2,484,364	335,841

Shares converted to Class A	(474,547)	(1,056,068)	(7,333,874)	(16,466,809)

Shares redeemed	(241,194)	(464,023)	(3,756,545)	(7,174,680)

Net decrease	(508,300)	(1,384,203)	$(7,902,665)	$(21,551,902)

Class C
Shares sold	125,605	372,190	$1,968,939	$5,773,562

Shares issued in reinvestment of dividends and distributions	305,253	33,798	4,691,745	513,822

Shares redeemed	(483,161)	(788,554)	(7,551,327)	(12,288,998)

Net decrease	(52,303)	(382,566)	$(890,643)	$(6,001,614)

Advisor Class
Shares sold	394,299	2,610,749	$6,624,806	$43,626,010

Shares issued in reinvestment of dividends and distributions	131,292	29,746	2,157,126	489,819

Shares redeemed	(1,098,794)	(1,977,262)	(18,297,801)	(33,293,584)

Net increase (decrease)	(573,203)	663,233	$(9,515,869)	$10,822,245

68	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class R
Shares sold	44,796	187,636	$755,769	$3,068,833

Shares issued in reinvestment of dividends and distributions	25,866	4,164	422,904	67,452

Shares redeemed	(100,087)	(216,518)	(1,646,629)	(3,567,775)

Net decrease	(29,425)	(24,718)	$(467,956)	$(431,490)

Class K
Shares sold	22,169	38,119	$368,221	$630,480

Shares issued in reinvestment of dividends and distributions	11,900	2,500	194,688	40,421

Shares redeemed	(61,432)	(79,697)	(1,024,615)	(1,296,785)

Net decrease	(27,363)	(39,078)	$(461,706)	$(625,884)

Class I
Shares sold	1,583	4,880	$26,506	$81,319

Shares issued in reinvestment of dividends and distributions	313	997	5,122	16,247

Shares redeemed	(50,959)	(6,830)	(900,778)	(110,867)

Net decrease	(49,063)	(953)	$(869,150)	$(13,301)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	69

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

70	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$7,399,611	$9,328,205

Total taxable distributions paid	$7,399,611	$9,328,205

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,478,467
Undistributed capital gain	36,106,828	(a)
Unrealized appreciation/(depreciation)	10,342,273	(b)

Total accumulated earnings/(deficit)	$48,927,568

(a)

During the fiscal year ended November 30, 2012, the Fund utilized $67,834,289 of capital loss carryforwards to offset current year net realized gains. As of November 30, 2012, the cumulative deferred loss on straddles was $789,185.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	71

Notes to Financial Statements

disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

72	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 17.72	$ 15.32	$ 14.36	$ 13.43	$ 11.06	$ 18.28

Income From Investment Operations
Net investment income(a)	.06	.22	.25	.25	.27	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	2.42	.97	.95	2.39	(5.85)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.09	2.64	1.22	1.20	2.66	(5.51)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.24)	(.26)	(.27)	(.29)	(.36)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.27)	(.24)	(.26)	(.27)	(.29)	(1.71)

Net asset value, end of period	$ 16.54	$ 17.72	$ 15.32	$ 14.36	$ 13.43	$ 11.06

Total Return
Total investment return based on net asset value(b)	.57	%**	17.37	%*	8.57	%*	9.04	%*	24.43	%*	(33.06	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$372,423	$400,685	$380,338	$399,687	$481,427	$452,619
Ratio to average net assets of:
Expenses	1.15	%(c)	1.09%	1.08%	1.14	%(d)	1.08%	.97%
Net investment income	.68	%(c)	1.30%	1.67%	1.83	%(d)	2.30%	2.30%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.57	$ 14.34	$ 13.46	$ 12.59	$ 10.39	$ 17.27

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.08	.13	.14	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	2.27	.90	.90	2.23	(5.51)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.03	2.35	1.03	1.04	2.40	(5.29)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.12)	(.15)	(.17)	(.20)	(.24)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0 –	(1.35)

Total dividends and distributions	(1.23)	(.12)	(.15)	(.17)	(.20)	(1.59)

Net asset value, end of period	$ 15.37	$ 16.57	$ 14.34	$ 13.46	$ 12.59	$ 10.39

Total Return
Total investment return based on net asset value(b)	.23	%**	16.44	%*	7.68	%*	8.34	%*	23.41	%*	(33.56	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,383	$35,786	$50,797	$78,888	$121,871	$155,339
Ratio to average net assets of:
Expenses	1.88	%(c)	1.85%	1.85%	1.90	%(d)	1.85%	1.72%
Net investment income (loss)	(.16	) %(c)	.50%	.91%	1.07	%(d)	1.53%	1.54%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

74	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.66	$ 14.42	$ 13.54	$ 12.67	$ 10.44	$ 17.35

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(e)	.09	.14	.14	.18	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	2.28	.90	.90	2.25	(5.54)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	2.37	1.04	1.04	2.43	(5.32)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.13)	(.16)	(.17)	(.20)	(.24)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.24)	(.13)	(.16)	(.17)	(.20)	(1.59)

Net asset value, end of period	$ 15.46	$ 16.66	$ 14.42	$ 13.54	$ 12.67	$ 10.44

Total Return
Total investment return based on net asset value(b)	.26	%**	16.54	%*	7.71	%*	8.29	%*	23.59	%*	(33.58	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,272	$72,294	$68,095	$75,021	$84,098	$81,907
Ratio to average net assets of:
Expenses	1.86	%(c)	1.82%	1.80%	1.86	%(d)	1.81%	1.70%
Net investment income (loss)	(.04	)%(c)	.58%	.94%	1.10	%(d)	1.57%	1.58%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 17.77	$ 15.36	$ 14.40	$ 13.46	$ 11.08	$ 18.32

Income From Investment Operations
Net investment income(a)	.08	.27	.30	.29	.31	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	2.43	.97	.96	2.39	(5.87)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	2.70	1.27	1.25	2.70	(5.48)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.29)	(.31)	(.31)	(.32)	(.41)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.29)	(.29)	(.31)	(.31)	(.32)	(1.76)

Net asset value, end of period	$ 16.60	$ 17.77	$ 15.36	$ 14.40	$ 13.46	$ 11.08

Total Return
Total investment return based on net asset value(b)	.73	%**	17.72	%*	8.85	%*	9.41	%*	24.84	%*	(32.89	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,990	$42,278	$26,360	$32,205	$56,024	$51,761
Ratio to average net assets of:
Expenses	.86	%(c)	.79%	.79%	.84	%(d)	.79%	.68%
Net investment income	.91	%(c)	1.64%	1.96%	2.12	%(d)	2.59%	2.61%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

76	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 17.66	$ 15.26	$ 14.31	$ 13.38	$ 11.02	$ 18.23

Income From Investment Operations
Net investment income(a)	.03	.17	.21	.21	.24	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04	2.42	.96	.96	2.38	(5.85)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	2.59	1.17	1.17	2.62	(5.54)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.19)	(.22)	(.24)	(.26)	(.32)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.26)	(.19)	(.22)	(.24)	(.26)	(1.67)

Net asset value, end of period	$ 16.48	$ 17.66	$ 15.26	$ 14.31	$ 13.38	$ 11.02

Total Return
Total investment return based on net asset value(b)	.49	%**	17.08	%*	8.19	%*	8.81	%*	24.15	%*	(33.27	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,837	$5,704	$5,308	$6,391	$6,645	$5,753
Ratio to average net assets of:
Expenses	1.42	%(c)	1.38%	1.38%	1.39	%(d)	1.32%	1.25%
Net investment income	.31	%(c)	1.01%	1.38%	1.57	%(d)	2.06%	2.06%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 17.68	$ 15.28	$ 14.34	$ 13.40	$ 11.03	$ 18.24

Income From Investment Operations
Net investment income(a)	.06	.21	.25	.26	.28	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	2.43	.96	.95	2.38	(5.85)
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	2.64	1.21	1.21	2.66	(5.50)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.24)	(.27)	(.27)	(.29)	(.36)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.27)	(.24)	(.27)	(.27)	(.29)	(1.71)

Net asset value, end of period	$ 16.51	$ 17.68	$ 15.28	$ 14.34	$ 13.40	$ 11.03

Total Return
Total investment return based on net asset value(b)	.65	%**	17.40	%*	8.48	%*	9.18	%*	24.57	%*	(33.07	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,061	$2,692	$2,924	$2,820	$3,378	$5,437
Ratio to average net assets of:
Expenses	1.11	%(c)	1.07%	1.07%	1.09	%(d)	1.02%	.97%
Net investment income	.67	%(c)	1.31%	1.68%	1.88	%(d)	2.37%	2.35%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

78	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 17.72	$ 15.31	$ 14.36	$ 13.42	$ 11.04	$ 18.26

Income From Investment Operations
Net investment income(a)	.04	.29	.33	.32	.33	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	2.43	.95	.95	2.39	(5.87)
Contributions from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.14	2.72	1.28	1.27	2.72	(5.45)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.31)	(.33)	(.33)	(.34)	(.42)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(1.29)	(.31)	(.33)	(.33)	(.34)	(1.77)

Net asset value, end of period	$ 16.57	$ 17.72	$ 15.31	$ 14.36	$ 13.42	$ 11.04

Total Return
Total investment return based on net asset value(b)	.84	%**	17.95	%*	8.97	%*	9.64	%*	25.09	%*	(32.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79	$954	$839	$1,389	$2,146	$18,409
Ratio to average net assets of:
Expenses	.64	%(c)	.64%	.64%	.66	%(d)	.69%	.62%
Net investment income	1.06	%(c)	1.76%	2.13%	2.30	%(d)	2.69%	2.72%
Portfolio turnover rate	53%	163%	87%	69%	111%	118%

See footnote summary on page 80.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	79

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2012, November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.07%, 0.03%, 0.20%, 0.27% and 0.05%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the six months ended May 31, 2013 by 0.08%

See notes to financial statements.

80	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Ashwin G. Alankar(2), Vice President Michael DePalma(2), Vice President Leon Zhu(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Alankar, DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	81

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Risk Allocation Fund, Inc. (formerly AllianceBernstein Balanced Shares, Inc.) (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

82	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	83

services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index and the Barclays Capital (BC) Global Aggregate Bond Index; with the Fund’s former benchmarks—the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index; and with the Fund’s prior composite benchmark (the “Prior Composite”), a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013. The directors noted that the Fund was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the MSCI World Index in the 1- and 10-year periods, and outperformed it in the 3- and 5-year periods, and outperformed the BC Global Aggregate Bond Index in all periods. It lagged the Russell 1000 Value Index in all periods except the 5-year period, outperformed the BC U.S. Aggregate Bond Index in all periods except the 5-year period, and lagged the Prior Composite in the 1- and 10-year periods, outperformed it in the 3-year period and essentially matched it in the 5-year period. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had lagged the Lipper Mixed-Asset Target Allocation Growth Funds Average and the indices except that it outperformed the BC Global Aggregate Bond Index. The directors noted that at their July/August 2012 meetings they had approved changes to the Fund’s investment policies and strategy, including new benchmarks, the MSCI World

84	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Index and the BC Global Aggregate Bond Index, and a blended index consisting of 60% MSCI World Index and 40% BC Global Aggregate Bond Index, and a name change to AllianceBernstein Global Risk Allocation Fund from AllianceBernstein Balanced Shares, effective October 2012. As a result, the directors gave less weight to the Fund’s investment performance prior to October 2012. Based on their review, the directors concluded that the Fund’s performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed,

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	85

information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 50.9 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group medians. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole,

86	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	87

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares, Inc. to AllianceBernstein Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team was changed.

88	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/13 ($MIL)	Advisory Fee Schedule[5]
Global Risk Allocation Fund, Inc.	$ 520.0	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $80,701 (0.014% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1427.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	89

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Risk Allocation Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.79 1.09 1.85 1.82 1.38 1.07 0.64	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	During the Fund’s most recently completed fiscal year, the Fund purchased and held a position in an ETF, which accounted for 2.49% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holding was 0.03%.

90	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets.8

Fund	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$ 520.0	Tail Risk Parity 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum Account Size: $100 m	0.415%	0.515%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.515%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	91

in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

92	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.	0.509	0.650	1/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.094	1.177	5/11	1.200	13/48

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.
13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	93

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,143, $2,318,816 and $27,397 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $432,711 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser

94	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	95

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings18 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	7.39	9.55	8.87	9/11	86/109
3 year	10.71	10.33	9.43	5/11	19/102
5 year	4.43	4.43	3.95	6/11	34/93
10 year	6.78	6.98	7.63	6/9	38/54

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmarks.22

18	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

96	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Global Risk Allocation Fund, Inc.[23]	7.39	10.71	4.43	6.78	8.95
MSCI World Index (Net)	10.69	9.81	1.56	8.59	N/A
Barclays Capital Global Aggregate Index	0.77	4.35	4.13	5.52	N/A
Russell 1000 Value Index	17.63	13.66	3.88	8.77	N/A
Inception Date: June 8, 1932

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Date: May 29, 2013

23	Volatility, Sharpe Ratio, alpha, beta and R2 are shown as “N/R” due to the change to the Fund’s investment strategy and benchmark on October 8, 2012.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

98	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	99

NOTES

100	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

(formerly Balanced Shares)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0152-0513

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 22, 2013